UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2011
Toll Brothers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-09186	23-2416878

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Gibraltar Road, Horsham, PA	19044

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On December 6, 2011, Toll Brothers, Inc. (the “Company”) issued a press release announcing its results of operations for its three-month and twelve-month periods ended October 31, 2011, a copy of which release is attached to this report as Exhibit 99.1.
Additional information regarding these results will be discussed on a conference call hosted by the Company at 2:00 p.m. EST on December 6, 2011. The conference call can be accessed through the Investor Relations portion of the Company’s website (www.tollbrothers.com) by selecting “Conference Calls”. An on-line replay will also be available through January 31, 2012. Podcast (iTunes required) and MP3 format replays will be available approximately 48 hours after the conference call via the “Conference Calls” section of the Investor Relations portion of the Company’s website.
The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c). Exhibits.
The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit
No.	Item

99.1*	Press release of Toll Brothers, Inc. dated December 6, 2011 announcing its financial results for the three-month and twelve- month periods ended October 31, 2011.

*	Filed electronically herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.
Dated: December 6, 2011	By:	/s/ Joseph R. Sicree
Joseph R. Sicree
Senior Vice President, Chief Accounting Officer